SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2000


                         UNIROYAL TECHNOLOGY CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                    ------------------------------- --------
                 (State of other jurisdiction of incorporation)



        0-20686                                                  65-0341868
------------------------                             ----------------------
(Commission File Number)                    (IRS Employer Identification No.)



                       Two North Tamiami Trail, Suite 900
                            Sarasota, Florida 34236
            ------------------------------------------- ------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (941) 366-2100
  -----------------------------------------------------------


----------------------------------------------------------------
(Former name or former  address,  if changed since last report.)

Item 5.  Other Events.
                     -
--------------------------------------

Attached hereto as Exhibit 99 and incorporated herein by reference is the text of the registrant's press release which was made on April 18, 2000.

In its press release dated April 18, 2000, Uniroyal Technology Corporation announced that it has agreed to acquire by merger all of the outstanding capital stock of Sterling Semiconductor, Inc..

Item 7.  Exhibits

Table                                                             Exhibit
Item No.          Exhibit Description                             Number
------------------------------------------------------

    99             Press release dated April 18, 2000       99
                   regarding agreement to acquire
                   Sterling Semiconductor, Inc. by
                   Merger

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         UNIROYAL TECHNOLOGY CORPORATION

                   By:    /s/ George J. Zulanas, Jr.
                         ----------------------------------------
                         George J. Zulanas, Jr.
                         Executive Vice President, Treasurer
                         and Chief Financial Officer

Dated: April 18, 2000

UNIROYAL TECHNOLOGY CORPORATION

or the latest news about Uniroyal Technology Corporation, call 800-836-4014
                                                                1
UNIROYAL TECHNOLOGY CORPORATION

                         UNIROYAL TECHNOLOGY CORPORATION

               ANNOUNCES THE ACQUISITION OF STERLING SEMICONDUCTOR

         Sarasota,   FL,  April  18,  2000  -  Uniroyal  Technology
Corporation (NASDAQ/NMS:UTCI) today announced that it has entered into an agreement to acquire all of the capital stock of Sterling Semiconductor (Sterling), a leading developer of silicon carbide technology and materials, through a merger for approximately 1,469,000 shares of Uniroyal common stock. Outstanding Sterling stock options held by key employees will be converted to options to purchase approximately 492,000 Uniroyal shares. In addition, Uniroyal will assume approximately $4.0 million in long-term debt. The closing is scheduled to take place in mid-May and is subject to approval by the\ shareholders of Sterling.

         Sterling produces and sells single-crystal silicon carbide (SiC) substrates as well as epitaxial thin films on silicon carbide substrates. These next-generation semiconductor materials are key to advancing technologies in
wireless  communications,   industrial  process  controls  and  optoelectronics.
Uniroyal Technology manufactures high brightness light emitting diodes (LEDs) at its Uniroyal Optoelectronics facility in Tampa, Florida.

         Howard R. Curd, Chairman and Chief Executive Officer of Uniroyal Technology Corporation, noted, "We are very excited about the acquisition of Sterling Semiconductor and their excellent management team. We are strategically positioned to increase Uniroyal's participation in the explosive compound semiconductor industry via internal growth as well as through acquisition. The addition of the silicon carbide technology developed by Sterling creates a variety of opportunities for expansion into devices that solve common problems in the high frequency communications, high temperature, high power and optoelectronics applications."

         "As a subsidiary of Uniroyal, Sterling will be positioned to substantially increase its wafer, epitaxy and device production capacity and customer deliveries. We also see potential new market opportunities. For instance, our combined technologies provide a platform to accelerate our product development of devices targeted at the rapidly growing wireless communications market," said James M. LeMunyon, President of Sterling.

         Silicon carbide, a wide bandgap semiconductor material, possesses unique physical and electrical properties that enhance the performance of electronic devices. SiC operates efficiently at high temperatures and is inert to most known chemical and caustic conditions making it desirable for use in industrial process control devices. Its stable thermal properties enable SiC-based wireless communication devices to operate at higher frequencies and with greater power output levels. Silicon carbide substratesare also used for the development of blue LEDs and laser devices.

         Sterling Semiconductor is a leading producer of SiC products and was established in 1996 to manufacture silicon carbide wafers and advanced electronic device components made from silicon carbide. Sterling has been the recipient of many United States Government research and development grants and contracts to develop leading edge materials and device technologies for military and commercial applications. Sterling currently has a strong backlog of US Government contracts, including a prestigious three year Title III contract to establish a 3" silicon carbide wafer production line.

         Sterling's research and development efforts are conducted at its facility in Sterling, Virginia, and manufacturing is conducted at its facility in Danbury, Connecticut. Sterling has a worldwide sales network within North America, Asia and Europe.

         Uniroyal Technology has three business segments: Optoelectronics, Coated Fabrics and Specialty Adhesives. Some of the Company's well-known brand names and products include epitaxial wafers, package-ready dies and lamps for LEDs in its Optoelectronics segment, NAUGAHYDE(R) and NAUGASOFT(TM) in coated fabrics, and SILAPRENE(R), HYDRA FAST-EN(R) and GUNTHER ULTRA/BOND(R) in adhesives.

         The Company's common stock and warrants trade on the NASDAQ/NMS under the symbols UTCI and UTCIW, respectively.

           The securities to be offered in connection with the merger will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

           Statements made herein that are forward-looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995 are subject to risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties include, but are not limited to, those related to business conditions and the financial strength of the various markets served by the Company, the level of spending for such products and the ability of the Company to successfully manufacture and market its products.